UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION

                                              Washington, D. C. 20549




                                                     FORM 8-K


                                                  CURRENT REPORT




         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



           Date of Report (Date of earliest event reported): February 6, 1998



                                     U S WEST, Inc.
                 (Exact name of registrant as specified in its charter)


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       A Delaware Corporation                Commission File Number             IRS Employer Identification No.
      (State of incorporation)                       1-8611                               84-0926774

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                                     7800 East Orchard Road
                                    Englewood, Colorado 80111
                            (Address of principal executive offices)


                                         (303) 793-6500
                      (Registrant's telephone number, including area code)


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Item 5.  Other Events

On February 6, 1998 U S WEST Communications Group released its four quarter 1997 earnings results. In addition, U S WEST Media Group released its fourth quarter 1997 earnings results on February 12, 1998. The releases and financial statements are attached hereto as Exhibits.


Item 7.  Exhibits
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Exhibit               Description

27                    Financial Data Schedule

99                    Press  Release  issued  February  6,  1998   concerning
                      the  earnings   results  of  U S WEST Communications Group
                      for the fourth quarter of 1997.

99A Unaudited Combined Statements of Operations of U S WEST Communications Group for the quarters ended December 31, 1996 and 1997, and the years ended December 31, 1996 and 1997.

99A.1 Unaudited Earnings Normalization Schedule of U S WEST Communications Group for the quarters ended December 31, 1996 and 1997, and the years ended December 31, 1996 and 1997.

99A.2 Unaudited Selected Combined Group Data of U S WEST Communications Group for the quarters ended December 31, 1996 and 1997, and the years ended December 31, 1996 and 1997.

99A.3 Unaudited Combined Balance Sheets of U S WEST Communications Group as of December 31, 1996 and 1997.

99A.4 Unaudited Combined Statements of Cash Flows of U S WEST Communications Group for the years ended December 31, 1996 and 1997.

99B Press Release issued February 12, 1998 concerning the earnings results of U S WEST Media Group for the fourth quarter of 1997.

99B.1                 Unaudited Pro Forma Combined Statements of Operations of
                      U S WEST Media Group for the quarters ended December 31, 1996 and 1997, and the years ended December 31, 1996 and 1997.

99B.2 Unaudited Selected Financial Data of U S WEST Media Group for the quarters ended December 31, 1996 and 1997, and the years ended December 31, 1996 and 1997.

99B.3 Unaudited Selected Financial and Operating Highlights of Domestic Cable and Broadband for the quarters ended December 31, 1996 and 1997, and the years ended December 31, 1996 and 1997.

99B.4 Unaudited Combined Balance Sheets of U S WEST Media Grou as of December 31, 1996 and 1997.

99B.5                 Unaudited Selected Proportionate Financial Data of
                      U S WEST Media Group for the years ended December 31, 1996 and 1997.

99B.6 Unaudited Other Proportionate Information of U S WEST Medial Group for the quarters ended December 31, 1996 and 1997.

99B.7 Unaudited Investing Activity of U S WEST Media Group for the quarters ended March 31, June 30, September 30, and December 31, 1997, and year to date.

99B.8 Unaudited Investing Activity: Valuation of Investments Publicly Traded of U S WEST Media Group as of December 31, 1997.

99B.9                 Unaudited Consolidated Statements of Operations of
                      U S WEST, Inc. for the quarters ended December 31, 1996 and 1997, and the years ended December 31, 1996 and 1997.

99B.10                Unaudited  Consolidated Balance Sheets of U S WEST, Inc.
                      for quarters ended December 31, 1996 and 1997, and year ended December 31, 1996 and 1997.
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                                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 U S WEST, Inc.

                                     /s/ STEPHEN E. BRILZ
                                 By:___________________________________
                                     Stephen E. Brilz
                                     Assistant Secretary


Dated:   February 17, 1998